                                                                   EXHIBIT 10.24



                                                                  EXECUTION COPY



                                CO-SALE AGREEMENT


         This CO-SALE AGREEMENT (this "Agreement"), dated as of May 7, 2001, is by and among (a) The Holmes Group, Inc., a Massachusetts corporation (the "Company"), (b) Berkshire Fund IV, L.P. ("Berkshire IV"), (c) Berkshire Fund V, Limited Partnership ("Berkshire V"), (d) Berkshire Investors LLC, (e) Berkshire Fund IV Investment Corp., (f) Berkshire Fund V Investment Corp., and (g) Fleet National Bank, Antares Capital Corporation, Captiva IV Finance Ltd., Chase Manhattan Bank, Citizens Bank of Massachusetts, Comerica Bank, First Massachusetts Bank, Franklin Floating Rate Trust, Great Point CLO 1999-1 Ltd., Heller Financial, Inc., Key Corporate Capital, Inc., LaSalle Bank National Association, Syndicated Loan Funding Trust, Magnetite Asset Investors LLC, Merrill Lynch Prime Rate Portfolio, Merrill Lynch Senior Floating Rate Fund, Inc., National City Bank, Pilgrim America High Income Investments Ltd., Pilgrim CLO 1999-1 Ltd., SEQUILS-Pilgrim I, Ltd., Pilgrim Prime Rate Trust, The Provident Bank, Star Bank, National Association, Transamerica Business Credit Corporation, Travelers Corporate Loan Fund Inc., The Travelers Insurance Company, Van Kampen Prime Rate Income Trust and Van Kampen Senior Income Trust (together with their respective successors and assigns, each a "Bank" and, collectively, the "Banks").

         WHEREAS, Berkshire IV and Berkshire V own the majority of the issued and outstanding capital stock of the Company;

         WHEREAS, pursuant to the terms of the Warrant Purchase Agreement dated as of the date hereof (the "Warrant Purchase Agreement") between the Company and the Banks, the Company has issued Common Stock Warrants to the Banks; and

         WHEREAS, the parties hereto wish to set forth certain rights and obligations with regard to the transfer of the Company's securities;

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

         Section 1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         Affiliate. Affiliate shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include (a) any Person who is a director or beneficial holder of at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person,
(b) any Person of which such Stockholder or an Affiliate (as defined in clause
(a) above) of such Stockholder directly or indirectly, either beneficially owns at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) or constitutes at least a 10% equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of such Stockholder is a partner, director, officer or executive employee, (d) in the case of a specified Person who is an individual, Family Members of such Person and (e) in case of the Berkshire Stockholders, any general or limited partner of such Berkshire Stockholder.

         Banks.  See preamble.

         Bank Securities. Bank Securities shall mean (a) the Common Stock Warrants and any shares of Common Stock issued upon exercise of the Common Stock Warrants, (b) all other shares of the Company's capital stock purchased by or issued from time to time to any Bank, (c) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Bank Securities will continue to be Bank Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Bank Securities hereunder, provided that Bank Securities will cease to be Bank Securities when transferred (i) to the Company, (ii) to a Berkshire Stockholder or (iii) pursuant to a Public Sale.

         Bank Stockholder. Bank Stockholder shall mean any Bank for so long as it holds Bank Securities and any other Person to whom Bank Securities are transferred for so long as such Person holds any Bank Securities.

         Berkshire Securities. Berkshire Securities shall mean (a) the shares of Common Stock held by the Berkshire Stockholders on the date hereof, (b) all other shares of the Company's capital stock purchased by or issued from time to time to a Berkshire Stockholder (c) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Berkshire Securities will continue to be Berkshire Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Berkshire Securities hereunder, provided that Berkshire Securities will cease to be Berkshire Securities when transferred (i) to the Company, (ii) to a Bank Stockholder or (iii) pursuant to a Public Sale.

         Berkshire Stockholder. Berkshire Stockholder shall mean Berkshire IV, Berkshire Investors LLC, Berkshire Fund IV Investment Corp, Berkshire V and Berkshire Fund V Investment Corp. for so long Berkshire IV, Berkshire Investors LLC, Berkshire Fund IV Investment Corp, Berkshire V, and Berkshire Fund V Investment Corp. hold Berkshire Securities and any other Person to whom Berkshire IV or Berkshire V transfers Berkshire Securities for so long as such Person holds such Berkshire Securities.

         Common Stock. Common Stock shall mean the Company's Common Stock, $.001 par value per share, and any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

         Common Stock Warrants. Common Stock Warrants shall mean the Common Stock Warrants issued to the Banks pursuant to the Warrant Purchase Agreement.

         Company. See preamble.

         Eligible Securities. Eligible Securities shall mean, at any time, all Securities consisting of shares of Common Stock.

         Family Members. Family Members shall mean, with respect to any individual, any Related Person or Family Trust of such individual.

         Family Trust. Family Trust shall mean, with respect to any individual, any trust created for the benefit of one or more of such individual's Related Persons and controlled by such individual.

         Instrument of Accession. Instrument of Accession shall mean an Instrument of Accession in the form of Schedule 1 hereto.

         Majority Bank Holders. Majority Bank Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Common Stock included in the Bank Securities (assuming the exercise of any outstanding Common Stock Warrants).

         Majority Berkshire Holders. Majority Berkshire Holders shall mean the holder or holders at the relevant time of determination of fifty-one percent (51%) or more of the number of then issued and outstanding shares of Common Stock included in the Berkshire Securities.

         Offer Notice.  See Section 2.1.

         Participating Stockholders.  See Section 2.1.

         Permitted Transfer.  See Section 2.1.

         Person. Person shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

         Qualified Public Offering. Qualified Public Offering shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock in which not less than $20,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         Related Persons. Related Persons shall mean, with respect to any individual, such individual's parents, spouse, children and grandchildren.

         Securities. Securities shall mean the Bank Securities and the Berkshire Securities.

         Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

         Stockholders. Stockholders shall mean, collectively, the Bank Stockholders and the Berkshire Stockholders.

         Transfer. See Section 2.1.

         Transferring Stockholder. See Section 2.1.

         Warrant Purchase Agreement.  See preamble.

   Section 2.      CO-SALE RIGHTS.

         2.1. Co-Sale Rights. Except as set forth in Section 2.2 hereof, no Berkshire Stockholder may sell, assign, pledge or otherwise transfer ("Transfer") any Berkshire Securities without first complying with the provisions of this Section 2.1. At least 30 days prior to any such Transfer, the transferring Berkshire Stockholder (the "Transferring Stockholder") shall deliver a written notice (the "Offer Notice") to the Company and to each of the Bank Stockholders holding Securities of, or Securities convertible into or exercisable for, the class, classes or series to be transferred. The Offer Notice will disclose in reasonable detail the proposed number of Securities to be transferred, the class, classes or series of such Securities, the proposed price, terms and conditions of the Transfer and the identity of the transferee. Each of the Bank Stockholders holding Securities of, convertible into or exercisable for, the class or series to be transferred may elect to participate in the contemplated sale by delivering written notice to the Transferring Stockholder within 5 days after delivery of the Offer Notice. If any of the Bank Stockholders elects to participate in such sale (the "Participating Stockholders"), each of the Transferring Stockholder and the Participating Stockholders will be entitled to sell in the contemplated sale a number of Eligible Securities of such class or series equal to the product of (i) the fraction, the numerator of which is the sum of the number of Eligible Securities of such class or series (on a fully-diluted basis) held by such Person plus the number of Eligible Securities of such class or series issuable upon the conversion or exercise of the Securities held by such Person, and the denominator of which is the aggregate number of Eligible Securities of such class or series (on a fully-diluted basis) owned by (or issuable to, upon the conversion or exercise of Securities held by) the Transferring Stockholder and the Participating Stockholders, multiplied by (ii) the number of Eligible Securities of such class or series (on a fully-diluted basis) to be sold in the contemplated sale.

         For example, if the notice from the Transferring Stockholder contemplated a sale of 100 shares of Common Stock by the Transferring Stockholder and the Transferring Stockholder at such time owns 300 shares of Common Stock, and if one Participating Stockholder elects to participate in such sale and such Participating Stockholder owns 200 shares of Common Stock (on a fully-diluted basis), such Transferring Stockholder would be entitled to sell 60 shares of Common Stock (300/500 x 100 shares) and such Participating Stockholder would be entitled to sell 40 shares of Common Stock (200/500 x 100 shares).

Any Participating Stockholder holding Securities exercisable for Eligible Securities of the class or series to be transferred shall be required to exercise such Securities to the extent required to hold the number of Eligible Securities to be transferred by such Participating Stockholder. The Transferring Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholders in any contemplated sale and will transfer its Eligible Securities to the prospective transferee(s) only if the prospective transferee(s) allows the participation of the Participating Stockholders on terms identical to those agreed to by the Transferring Stockholder.

         2.2. Exempted Transfers. Notwithstanding any provision herein to the contrary, any Berkshire Stockholder may Transfer Securities (a) to any Affiliate of such Berkshire Stockholder, (b) to any bank, financial institution or other lender to such Berkshire Stockholder or any Affiliate of such Berkshire Stockholder as collateral security for any obligations of such Berkshire Stockholder or any Affiliate of such Berkshire Stockholder under any financing agreement or guarantee, or (c) pursuant to a Public Sale, in each case without complying with the co-sale provisions of Section 2.1 above; provided, that (x) the restrictions contained in this Section 2 will continue to be applicable to the Securities after any transfer pursuant to clauses (a) or
(b) above and (y) the transferee of such Securities in any Transfer pursuant to clauses (a) or (b) above shall either be a party hereto or shall have executed and delivered to the Company an Instrument of Accession.

         2.3. Transfers of Securities in Breach of this Agreement. In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived unless such Transfer in breach of this Agreement has been rescinded within thirty (30) days of such Transfer), (c) the voting rights of such Securities, if any, shall terminate, and (d) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.

         2.4. Classes of Securities. Notwithstanding anything herein to the contrary, for purposes of this Section 2, all classes and/or series of Common Stock shall be treated as a single class.

         Section 3. SALE OF THE COMPANY.

         3.1. Approved Sale. In the event any of the Company's stockholders, individually or collectively (the "Selling Stockholders"), determine to sell more than 50% of the then outstanding shares of Common Stock of the Company on an arm's length basis to any Person other than an Affiliate of a Berkshire Stockholder and such sale is approved by the Company's Board of Directors (an "Approved Sale"), each Bank Stockholder agrees, upon five (5) days written notice from the Selling Stockholders, to (i) sell that number of shares of Common Stock (on a fully-diluted basis) or any Common Stock Warrants underlying such Common Stock owned by such Bank Stockholder as shall equal the product of
(a) a fraction, the numerator of which is the aggregate number of shares of Common Stock proposed to be sold by the Selling Stockholders and the denominator of which is the aggregate number of shares of Common Stock actually owned by the Selling Shareholders as of the date of the proposed sale, multiplied by (b) the number of shares of Common Stock (on a fully-diluted basis) actually owned by such Bank Stockholder as of the date of the proposed sale, and (ii) upon request, deliver such Bank Stockholder's shares of Common Stock (together with executed instruments of transfer) in escrow (pending receipt of the purchase price therefor) to counsel for the Company in such sale.

         3.2. Received Consideration. The obligations of the Bank Stockholders with respect to any Approved Sale are subject to the satisfaction of the conditions that (i) upon the consummation of such sale, all of the sellers of Common Stock will receive the same form and amount of consideration per share of Common Stock, or if any such sellers are given an option as to the form and amount of consideration to be received per share of Common Stock, all holders of Common Stock will be given the same option, (ii) the representations and warranties to be made by any Bank Stockholder shall be limited to enforceability of its obligations and title to its shares of Common Stock, (iii) any indemnification obligations of the Bank Stockholders shall be several, not joint, and shall (other than with respect to the representations and warranties referenced in the foregoing clause (ii)) be pro rata based on the number of shares of Common Stock (on a fully-diluted basis) owned and (iv) the aggregate liability of each such seller of Common Stock with respect to any indemnification obligations in connection with such Approved Sale shall be limited to the net proceeds received by such seller in connection with such Approved Sale. It shall be a condition to any Approved Sale structured as a stock sale that the Company will use its best efforts to make such provisions as are necessary to ensure that the holders of any outstanding Common Stock Warrants will be given the option of either exercising their Common Stock Warrants and selling the shares of Common Stock thereupon issued or selling their Common Stock Warrants (less the exercise price thereof).

         Section 4. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         Section 5. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         Section 6. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and assigns.

         Section 7. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

         Section 8. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages is not an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder shall have the remedy of specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

         Section 9. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Stockholder, at the address listed for such Stockholder in the stock records of the Company and (b) if to the Company, at One Holmes Way, Milford, Massachusetts 01757, Attention: President and to Donald Siegel, P.C., at Posternak Blankstein & Lund, L.L.P., 100 Charles River Plaza, Boston, Massachusetts 02114-2723. Any such notice shall be effective (i) if delivered personally or by telecopier, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, 3 days after being mailed as described above. The Company agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

         Section 10. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Majority Bank Stockholders and the Majority Berkshire Stockholders. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         Section 11. TERMINATION. This Agreement will terminate upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the completion of a Qualified Public Offering or (c) the sale of all or substantially all of the Company's assets or of a majority of the outstanding Common Stock to a third party (whether pursuant to a merger, consolidation or otherwise).

         SECTION 12. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 13. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         Section 14. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

         Section 15. CALCULATION OF FULLY-DILUTED EQUITY. All references herein to calculations of the Company's equity or any type or class thereof "on a fully diluted basis" or as "fully diluted" or similar terms shall mean such equity or type or class thereof at any date as diluted by the issuance of all shares of such equity or type or class thereof then issuable upon the exercise of all then outstanding and exercisable warrants, options or convertible securities pursuant to which the Company is then obligated to issue such equity or type or class thereof, but specifically excluding all shares issuable under stock options which are not then exercisable.

                                      * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Co-Sale Agreement on the day and year first above written.


                        THE HOLMES GROUP, INC.


                        By:__________________________________________________
                        Title:

                        BERKSHIRE FUND IV, L.P.

                        By: Fourth Berkshire Associates LLC, its General Partner


                        By:__________________________________________________
                        Title:

                        BERKSHIRE INVESTORS LLC


                        By:__________________________________________________
                        Title:

                        BERKSHIRE FUND IV INVESTMENT CORP.


                        By:__________________________________________________
                        Title:

                        BERKSHIRE FUND V, LIMITED  PARTNERSHIP

                        By: Fifth Berkshire Associates LLC, its General Partner


                        By:__________________________________________________
                        Title:

                        BERKSHIRE FUND V INVESTMENT CORP.


                        By:__________________________________________________
                        Title:

                        FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        SYNDICATED LOAN FUNDING TRUST
                        By: LEHMAN COMMERCIAL PAPER INC., not in its individual
                            capacity, but solely as Asset Manager


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        HELLER FINANCIAL, INC.


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        LASALLE BANK NATIONAL ASSOCIATION


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        COMERICA BANK


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        KEY CORPORATE CAPITAL INC.


                        By:
                            ----------------------------------------
                            Name:
                            Title:

                        CITIZENS BANK OF MASSACHUSETTS,
                        a Massachusetts Bank


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        STAR BANK, NATIONAL ASSOCIATION


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        ANTARES CAPITAL CORPORATION


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        NATIONAL CITY BANK


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        THE PROVIDENT BANK


                        By:
                            ----------------------------------------
                            Name:
                            Title:

                        FRANKLIN FLOATING RATE TRUST


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        THE TRAVELERS INSURANCE COMPANY


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        TRAVELERS CORPORATE LOAN FUND INC.
                        By: Travelers Asset Management International Company LLC


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        MAGNETITE ASSET INVESTORS LLC


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        MERRILL LYNCH PRIME RATE PORTFOLIO


                        By:
                            ----------------------------------------
                            Name:
                            Title:

                        PILGRIM PRIME RATE TRUST


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        SEQUILS-PILGRIM I, LTD.


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        CAPTIVA IV FINANCE LTD.
                        as advised by Pacific Investment Management Company LLC

                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        PILGRIM CLO 1999 - 1 LTD.


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        GREAT POINT CLO 1999 - 1 LTD.


                        By:
                            ----------------------------------------
                            Name:
                            Title:

                        FIRST MASSACHUSETTS BANK


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        TRANSAMERICA BUSINESS CREDIT CORPORATION


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                            CHASE MANHATTAN BANK not in
                            its individual capacity,
                            but solely as Trustee of
                            Antares Funding Trust under
                            the Trust Agreement dated
                            as of November 30, 1999
                            (the "Trust Agreement")
                            between Antares Funding,
                            L.P. (the "Depositor") and
                            Chase Manhattan Bank as
                            trustee (the "Trustee")


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        VAN KAMPEN SENIOR INCOME TRUST


                        By:
                            ----------------------------------------
                            Name:
                            Title:


                        VAN KAMPEN PRIME RATE INCOME TRUST


                        By:
                            ----------------------------------------
                            Name:
                            Title:

Accepted:

THE HOLMES GROUP


By:__________________________________________________

Date:________________________________________________

                                                                      SCHEDULE 1
                                                                      TO CO-SALE
                                                                       AGREEMENT


                             Instrument of Accession


         The undersigned, ____________________, in order to become the owner or holder of ________ shares of Common Stock, $ par value per share, of THE HOLMES GROUP, INC., a Massachusetts corporation, hereby agrees to become [a Berkshire] [a Bank] Stockholder party to that certain Co-Sale Agreement, dated as of May , 2001 (the "Co-Sale Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Co-Sale Agreement.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.



                            Signature:__________________________________________

                            Address:____________________________________________
                                    ____________________________________________
                                    ____________________________________________

                            Date:   ____________________________________________


Accepted:

THE HOLMES GROUP, INC.


By:__________________________________________________

Date:________________________________________________